UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 12, 2024

Aridis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38630	47-2641188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

983 University Avenue, Bldg. B

Los Gatos, California 95032

(Address of principal executive offices, including ZIP code)

(408) 385-1742

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ARDS	OTC QB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On January 12, 2024, Aridis Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 15,313,250 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on November 3, 2023 are as follows:

Proposal 1. Susan Windham-Bannister, Ph.D. was elected as a Class II director to serve until the 2026 Annual Meeting of Stockholders or until her successor has been duly elected and qualified, or until her earlier resignation, removal or death. The result of the vote to elect Susan Windham-Bannister was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Susan Windham-Bannister	13,643,878	0	396,561	1,272,811

Proposal 2. The appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2023 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
14,978,646	167,331	167,273	0

Proposal 3. The non-binding advisory vote to approve the compensation of our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2022 (collectively, the “Named Executive Officers”) was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
11,359,540	1,361,875	1,319,023	1,272,812

Proposal 4. The 2023 Omnibus Equity Incentive Plan was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
11,530,834	1,369,001	1,140,604	1,272,811

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	ARIDIS PHARMACEUTICALS, INC.

/s/ Vu Truong
Vu Truong
Chief Executive Officer

-3-